UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2006

Commission File Number of issuing entity:

333-131213-21

RALI Series 2006-QS13 Trust

         ________________________________________________________

(Exact name of issuing entity)

Commission File Number of depositor:

333-131213

Residential Accredit Loans, Inc.

         ________________________________________________________

(Exact name of depositor as specified in its charter)

Residential Funding Corporation

        ________________________________________________________

(Exact name of sponsor as specified in its charter)

DELAWARE	None
(State or other jurisdiction	(I.R.S. employer
of incorporation)	identification no.)

c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437

(Address of principal executive offices)    (Zip code)

Registrant’s telephone number, including area code (952) 857-7000

_________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On September 28, 2006, Residential Accredit Loans, Inc. caused the issuance and sale of the Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS13, pursuant to a Series Supplement, dated as of September 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. The mortgage loans were sold to Residential Accredit Loans, Inc. pursuant to an Assignment and Assumption Agreement, dated as of September 28, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

Item 9.	Financial Statements, Pro Forma Financial Information and Exhibits.
	(a)	Not applicable
	(b)	Not applicable
	(c)	Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit	Numbered
Number	Exhibit Page

10.1

Series Supplement, dated as of September 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

10.2	Assignment and Assumption Agreement, dated as of September 28, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.
99.1	Mortgage Loan Schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.

By:_____/s/ Christopher Martinez__

Name: Christopher Martinez

Title:	Vice President

Dated: September 28, 2006

Exhibit 10.1

Series Supplement, dated as of September 1, 2006, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 10.2

Assignment and Assumption Agreement, dated as of September 28, 2006, between Residential Funding Corporation and Residential Accredit Loans, Inc.

Exhibit 99.1

Mortgage Loan Schedule.